UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 2008.


                           SPRING CREEK CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-135213                98-0496750
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                  Number)           Identification Number)

                            5190 Neil Road, Suite 430
                               Reno, Nevada, 89502
                    (Address of principal executive offices)

                             Telephone: 604.318-8282
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT FOR 960,000 SHARES

On June 14, 2008, the Company entered into a binding Private Placement Subscription Agreement (the "Agreement") with Strand Group Ltd., an accredited investor (the "Subscriber") pursuant to which it sold 960,000 shares of its common stock (the "Shares") at a price of $0.10 per share for total proceeds of $96,000.00.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth under Item 1.01 of the Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTIONS.

Not applicable.

(D) EXHIBITS

Exhibit No.                            Description
-----------                            -----------

   10.1        Private Placement Subscription Agreement dated June 14, 2008*

----------
* Filed herewith.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPRING CREEK CAPITAL CORP.


Date: June 24, 2008                     /s/ JAGJIT JAY SIDHU
                                        ----------------------------------------
                                        JAGJIT JAY SIDHU, President and Director


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